UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010

CVB FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 9, 2010, CVB Financial Corp. issued a press release concerning earnings guidance for the third quarter ending September 30, 2010 and recent developments on a large credit. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 7.01 Regulation FD Disclosure

CVB Financial Corp. (the “Company”) is providing its slide presentation with information as of June 30, 2010, along with updated financial developments. The slide presentation is furnished (not filed) as Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01 Other Events

The Company’s President and Chief Executive Officer, Christopher D. Myers, will discuss the slides furnished as Exhibit 99.2 at the KBW individual investor meetings on September 13, 2010 and at the Credit Suisse Small and Mid-Cap Conference on September 14, 2010.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

99.1    Press Release, dated September 9, 2010

99.2    Slide presentation of CVB Financial Corp. as of June 30, 2010 (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: September 9, 2010

By: /s/ Edward J. Biebrich Jr.
Edward J. Biebrich Jr.,
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1	Press Release, dated September 9, 2010

99.2	Slide presentation of CVB Financial Corp. as of June 30, 2010 (furnished pursuant to Regulation FD)

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